Exhibit 99.1
UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF ILLINOIS

SECURITIES AND EXCHANGE COMMISSION,

Plaintiff,
Civil Action No.
v.

QUADRANT 4 SYSTEM CORP., NANDU THONDAVADI, and DHRU DESAI,

Defendants.

CONSENT OF DEFENDANT QUADRANT 4 SYSTEM CORP.

1. Defendant Quadrant 4 System Corp. (“Defendant”) waives service of a summons and the complaint in this action, enters a general appearance, and admits the Court’s jurisdiction over Defendant and over the subject matter of this action.

2. Without admitting or denying the allegations of the complaint (except as provided herein in paragraph 11 and except as to personal and subject matter jurisdiction, which Defendant admits), Defendant hereby consents to the entry of the Judgment in the form attached hereto (the “Judgment”) and incorporated by reference herein, which, among other things, permanently restrains and enjoins Defendant from violation of Section 17(a) of the Securities Act of 1933 (the “Securities Act”) [15 U.S.C. § 77q(a)] and Sections 10(b), 13(b)(2)(A), 13(b)(2)(B), and 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) [15 U.S.C. §§ 78j(b), 78m(b)(2)(A), 78m(b)(2)(B), and 78o(d)] and Rules 10b-5, 12b-20, 15d-1, 15d-11, and 15d-13 thereunder [17 CFR §§ 240.10b-5, 240.12b-20, 240.15d-1, 240.15d-11, and 240.15d-13].

3. Defendant agrees that, upon motion of the Commission, the Court shall determine whether it is appropriate to order disgorgement of ill-gotten gains and/or a civil penalty pursuant to Section 20(d) of the Securities Act [15 U.S.C. § 77t(d)] and Section 21(d)(3) of the Exchange Act [15

U.S.C. § 78u(d)(3)] and, if so, the amount(s) of the disgorgement and/or civil penalty.  The Defendant further understands that, if disgorgement is ordered, Defendant shall pay prejudgment interest thereon, calculated from March 1, 2013, based on the rate of interest used by the Internal Revenue Service for the underpayment of federal income tax as set forth in 26 U.S.C. § 6621(a)(2).  Defendant further agrees that in connection with the Commission’s motion for disgorgement and/or civil penalties, and at any hearing held on such a motion: (a) Defendant will be precluded from arguing that it did not violate the federal securities laws as alleged in the Complaint; (b) Defendant may not challenge the validity of this Consent or the Judgment; (c) solely for the purposes of such motion, the allegations of the Complaint shall be accepted as and deemed true by the Court; and (d) the Court may determine the issues raised in the motion on the basis of affidavits, declarations, excerpts of sworn deposition or investigative testimony, and documentary evidence, without regard to the standards for summary judgment contained in Rule 56(c) of the Federal Rules of Civil Procedure.  In connection with the Commission’s motion for disgorgement and/or civil penalties, the parties may take discovery, including discovery from appropriate non-parties.  In the event Defendant is a debtor in any bankruptcy case (“Bankruptcy Case”), Defendant further agrees that the amount, if any, of any disgorgement, civil penalty and/or other monetary relief imposed in any additional proceedings described and agreed to herein shall be the amount of the Commission’s allowed claim in its bankruptcy case, and the Defendant shall not object to any claim filed by the Commission in the Bankruptcy Case.  If Defendant is a debtor in any Bankruptcy Case, for so long as the automatic stay is in effect, no action shall be taken to enforce or collect any disgorgement and/or civil penalty ordered pursuant to this paragraph except in accordance with the Bankruptcy Code, 11 U.S.C. § 101 et seq., and the Federal Rules of Bankruptcy Procedure.

4. Defendant waives the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure.

5. Defendant waives the right, if any, to a jury trial and to appeal from the entry of the Judgment.

6. Defendant enters into this Consent voluntarily and represents that no threats, offers, promises, or inducements of any kind have been made by the Commission or any member, officer, employee, agent, or representative of the Commission to induce Defendant to enter into this Consent.

7. Defendant agrees that this Consent shall be incorporated into the Judgment with the same force and effect as if fully set forth therein.

8. Defendant will not oppose the enforcement of the Judgment on the ground, if any exists, that it fails to comply with Rule 65(d) of the Federal Rules of Civil Procedure, and hereby waives any objection based thereon.

9. Defendant waives service of the Judgment and agrees that entry of the Judgment by the Court and filing with the Clerk of the Court will constitute notice to Defendant of its terms and conditions.  Defendant further agrees to provide counsel for the Commission, within thirty days after the Judgment is filed with the Clerk of the Court, with an affidavit or declaration stating that Defendant has received and read a copy of the Judgment.

10. Consistent with 17 C.F.R. 202.5(f), this Consent resolves only the claims asserted against Defendant in this civil proceeding.  Defendant acknowledges that no promise or representation has been made by the Commission or any member, officer, employee, agent, or representative of the Commission with regard to any criminal liability that may have arisen or may arise from the facts underlying this action or immunity from any such criminal liability.  Defendant waives any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy or civil penalty herein.  Defendant further acknowledges that the Court’s entry of a permanent injunction may have collateral consequences under federal or state law and the rules and regulations of self-regulatory organizations, licensing boards, and other regulatory organizations.  Such collateral consequences include, but are not limited to, a statutory disqualification with respect to membership or participation in, or association with a member of, a self-regulatory organization.  This statutory disqualification has consequences that are separate from any sanction imposed in an administrative proceeding.  In addition, in any disciplinary proceeding before the Commission based on the entry of the injunction in this action, Defendant understands that it shall not be permitted to contest the factual allegations of the complaint in this action.

11. Defendant understands and agrees to comply with the terms of 17 C.F.R. § 202.5(e), which provides in part that it is the Commission’s policy “not to permit a defendant or respondent to consent to a judgment or order that imposes a sanction while denying the allegations in the complaint or order for proceedings,” and “a refusal to admit the allegations is equivalent to a denial, unless the defendant or respondent states that he neither admits nor denies the allegations.”  As part of Defendant’s agreement to comply with the terms of Section 202.5(e),  Defendant: (i) will not take any action or make or permit to be made any public statement denying, directly or indirectly, any allegation in the complaint or creating the impression that the complaint is without factual basis; (ii) will not make or permit to be made any public statement to the effect that Defendant does not admit the allegations of the complaint, or that this Consent contains no admission of the allegations, without also stating that Defendant does not deny the allegations; and (iii) upon the filing of this Consent, Defendant hereby withdraws any papers filed in this action to the extent that they deny any allegation in the complaint.  If Defendant breaches this agreement, the Commission may petition the Court to vacate the Judgment and restore this action to its active docket.  Nothing in this paragraph affects Defendant’s: (i) testimonial obligations; or (ii) right to take legal or factual positions in litigation or other legal proceedings in which the Commission is not a party.

12. Defendant hereby waives any rights under the Equal Access to Justice Act, the Small Business Regulatory Enforcement Fairness Act of 1996, or any other provision of law to seek from the United States, or any agency, or any official of the United States acting in his or her official capacity, directly or indirectly, reimbursement of attorney’s fees or other fees, expenses, or costs expended by Defendant to defend against this action.  For these purposes, Defendant agrees that Defendant is not the prevailing party in this action since the parties have reached a good faith settlement.

13. In connection with this action and any related judicial or administrative proceeding or investigation commenced by the Commission or to which the Commission is a party, Defendant (i) agrees to use its best efforts to encourage its employees, officers, or directors to appear and be interviewed by Commission staff at such times and places as the staff requests upon reasonable notice; (ii) will accept service by mail or facsimile transmission of notices or subpoenas issued by the Commission for documents or testimony at depositions, hearings, or trials, or in connection with any related investigation by Commission staff; (iii) appoints Defendant’s undersigned attorney as agent to receive service of such notices and subpoenas; (iv) with respect to such notices and subpoenas, waives the territorial limits on service contained in Rule 45 of the Federal Rules of Civil Procedure and any applicable local rules, provided that the party requesting the testimony reimburses Defendant’s travel, lodging, and subsistence expenses at the then-prevailing U.S. Government per diem rates; and (v) consents to personal jurisdiction over Defendant in any United States District Court for purposes of enforcing any such subpoena.

14. Defendant agrees that the Commission may present the Judgment to the Court for signature and entry without further notice.

15. Defendant agrees that this Court shall retain jurisdiction over this matter for the purpose of enforcing the terms of the Judgment.

Dated: 6/28/2017 Quadrant 4 System Corp.

By: /s/ Robert Steele
Robert Steele
Chief Executive Officer
1501 E. Woodfield Road, Suite 205
Schaumburg, IL 60173

On June 28, 2017, Robert Steele, a person known to me, personally appeared before me and acknowledged executing the foregoing Consent with full authority to do so on behalf of Quadrant 4 System Corp. as its Chief Executive Officer.

/s/ Christine M. Gericke
Notary Public
Commission expires:

Approved as to form:

/s/ Michael R. MacPhail
Michael R. MacPhail
Faegre Baker Daniels, LLP
1700 Lincoln Street, Suite 3200
Denver, CO 80203
Attorney for Defendant

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